Q3 2016 Earnings Presentation November 3, 2016 Mike Petters President and Chief Executive Officer Chris Kastner Executive Vice President, Business Management and Chief Financial Officer

2 Forward-Looking Statements Statements in this presentation, other than statements of historical fact, constitute "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements involve risks and uncertainties that could cause our actual results to differ materially from those expressed in these statements. Factors that may cause such differences include: changes in government and customer priorities and requirements (including government budgetary constraints, shifts in defense spending, and changes in customer short-range and long-range plans); our ability to obtain new contracts, estimate our future contract costs and perform our contracts effectively; changes in procurement processes and government regulations and our ability to comply with such requirements; our ability to deliver our products and services at an affordable life cycle cost and compete within our markets; natural disasters; adverse economic conditions in the United States and globally; changes in key estimates and assumptions regarding our pension and retiree health care costs; security threats, including cyber security threats, and related disruptions; and other risk factors discussed in our filings with the U.S. Securities and Exchange Commission. There may be other risks and uncertainties that we are unable to predict at this time or that we currently do not expect to have a material adverse effect on our business, and we undertake no obligation to update any forward-looking statements. You should not place undue reliance on any forward-looking statements that we may make. This presentation also contains non-GAAP financial measures and includes a GAAP reconciliation of these financial measures. Non-GAAP financial measures should not be construed as being more important than comparable GAAP measures.

3 Q3 2016 Highlights *Non-GAAP measure. See appendix for definition and reconciliation.  Revenues were approximately $1.7 billion in the quarter  Diluted EPS was $2.27 in the quarter, compared to $2.29 in Q3 2015.  Strong cash flow generation in the quarter and YTD o Cash from operations was $254 million in the quarter; $477 million YTD o Free cash flow* was $194 million in the quarter; $332 million YTD  Total backlog at the end of the quarter was $20.0 billion o New contract awards in the quarter totaled $1.2 billion

4 Acquisition Transaction Summary Transaction Overview Financial Summary Integration Plan o HII signed a definitive agreement to acquire Camber Corporation, a government services company headquartered in Huntsville, Alabama o The transaction has been approved by HII’s Board of Directors o Purchase price: $380 million includes $25 million of acquired tax benefits o Multiple: 8.6x adjusted EBITDA for fiscal year ended June 30, 2016 o Funding: cash on balance sheet o Expected to be cash flow and EPS accretive in 2017 o Focused on a smooth transition, integration and employee retention o Camber will become a core part of our new reportable operating segment HII Technical Solutions o Subject to certain regulatory approvals and customary closing conditions o Expected to close by the end of 2016 Approvals & Timing

5 Q3 2016 Consolidated Results $1,800 $1,683 $1,500 $1,575 $1,650 $1,725 $1,800 $1,875 Q3 2015 Q3 2016 ($ in m illi on s) Revenues $200 $175 $— $50 $100 $150 $200 $250 Q3 2015 Q3 2016 ($ in m illi on s) Operating Income 11.1% 10.4% —% 2.0% 4.0% 6.0% 8.0% 10.0% 12.0 % Q3 2015 Q3 2016 Operating Margin $2.29 $2.27 $— $0.50 $1.00 $1.50 $2.00 $2.50 Q3 2015 Q3 2016 Diluted EPS

6 $22 $70 $68 $152 $— $40 $80 $120 $160 $200 $240 Q3 2016 Q3 2016 YTD ($ in m illi on s) Shareholder Distributions Dividends Share Repurchases ($ at cost) Q3 & YTD 2016 Capital Deployment *Non-GAAP measure. See appendix for definition and reconciliation.  Capital expenditures were 3.6% of revenues in the quarter; 2.8% YTD.  We now expect capital spend between 4.0% and 4.5% of revenues for the full year.  Distributed to shareholders, $222 million of the free cash flow* generated YTD. Total $90 Total $222 $254 $477 $60 $145 $194 $332 $— $100 $200 $300 $400 $500 $600 Q3 2016 Q3 2016 YTD ($ in m illi on s) Cash Flow Generation Cash from Operations CAPEX Free Cash Flow*

7 Q3 2016 Ingalls Shipbuilding Results  Ingalls revenues down 2.7% YoY due to decreased volumes on the LPD and NSC programs, partially offset by increased volume on the DDG program.  Segment operating income* and margin* down YoY due to lower volumes on the LPD and NSC programs and lower risk retirement on the LHA-6 America-class program. *Non-GAAP measures. See appendix for definitions and reconciliations. $593 $577 $— $150 $300 $450 $600 $750 Q3 2015 Q3 2016 ($ in m illi on s) Revenues $77 $66 $— $20 $40 $60 $80 $100 Q3 2015 Q3 2016 ($ in m illi on s) Segment Operating Income* 13.0% 11.4% —% 3.0% 6.0% 9.0% 12.0% 15.0 % Q3 2015 Q3 2016 Segment Operating Margin*

8 Q3 2016 Newport News Shipbuilding Results  Newport News revenues down 8.9% YoY due to lower volumes on Aircraft Carriers and the VCS program.  Segment operating income* and margin* down YoY due to lower volumes, lower risk retirement on the VCS program and the Q3 2015 resolution of outstanding contract changes on the CVN-71 RCOH. *Non-GAAP measures. See appendix for definitions and reconciliations. $1,177 $1,072 $— $200 $400 $600 $800 $1,000 $1,200 $1,400 Q3 2015 Q3 2016 ($ in m illi on s) Revenues $100 $79 $— $20 $40 $60 $80 $100 $120 Q3 2015 Q3 2016 ($ in m illi on s) Segment Operating Income* 8.5% 7.4% —% 2.0% 4.0% 6.0% 8.0% 10.0 % Q3 2015 Q3 2016 Segment Operating Margin*

9 (16.7)% (15.2)% (20.0)% (10.0)% —% 10.0 % Segment Operating Margin* $(5) $(5) $(10) $(5) $— $5 ($ in m illi on s) Segment Op rati g Loss* Q3 2016 Other Segment Results Q3 2015 Q3 2016 Q3 2016 Q3 2015  Other revenues up 10% YoY due to higher volumes in oil and gas services.  Adjusted segment operating loss* in the quarter was consistent with Q3 2015. *Non-GAAP measures. See appendix for definitions and reconciliations. $30 $33 $— $10 $20 $30 $40 Q3 2015 Q3 2016 ($ in m illi on s) Revenues

10 2016 Expectation Update *Non-GAAP measure. See appendix for definitions and reconciliations. Revenues Relatively flat to 2015 FAS/CAS Adjustment ~$145 Million Deferred State Income Taxes ~$10 Million Expense Interest Expense ~$75 Million Effective Tax Rate 30% - 32% Range Capital Expenditures 4% - 4.5% of Revenues

11 Appendix

12 Non-GAAP Measures Definitions & Reconciliations We make reference to “segment operating income (loss),” “segment operating margin,” “adjusted sales and service revenues,” “adjusted segment operating income (loss),” “adjusted segment operating margin,” “adjusted operating income,” “adjusted operating margin,” “adjusted net earnings,” and “adjusted diluted earnings per share." We internally manage our operations by reference to "segment operating income (loss)" and "segment operating margin," which are not recognized measures under GAAP. When analyzing our operating performance, investors should use segment operating income (loss) and segment operating margin in addition to, and not as alternatives for, operating income and operating margin or any other performance measure presented in accordance with GAAP. They are measures that we use to evaluate our core operating performance. We believe that segment operating income (loss) and segment operating margin reflect an additional way of viewing aspects of our operations that, when viewed with our GAAP results, provide a more complete understanding of factors and trends affecting our business. We believe these measures are used by investors and are a useful indicator to measure our performance. Because not all companies use identical calculations, our presentation of segment operating income (loss) and segment operating margin may not be comparable to similarly titled measures of other companies. Adjusted sales and service revenues, adjusted operating income, adjusted operating margin, adjusted segment operating income (loss), adjusted segment operating margin, adjusted net earnings and adjusted diluted earnings per share are not measures recognized under GAAP. They should be considered supplemental to and not a substitute for financial information prepared in accordance with GAAP. We believe these measures are useful to investors because they exclude items that do not reflect our core operating performance. They may not be comparable to similarly titled measures of other companies. Free cash flow is not a measure recognized under GAAP. Free cash flow has limitations as an analytical tool and should not be considered in isolation from, or as a substitute for, analysis of our results as reported under GAAP. We believe free cash flow is an important measure for our investors because it provides them insight into our current and period-to-period performance and our ability to generate cash from continuing operations. We also use free cash flow as a key operating metric in assessing the performance of our business and as a key performance measure in evaluating management performance and determining incentive compensation. Free cash flow may not be comparable to similarly titled measures of other companies.

13 Non-GAAP Measures Definitions & Reconciliations Cont’d Segment operating income (loss) is defined as operating income (loss) for the relevant segment(s) before the FAS/CAS Adjustment and deferred state income taxes. Segment operating margin is defined as segment operating income (loss) as a percentage of sales and service revenues. Adjusted sales and service revenues is defined as sales and service revenues adjusted for the impact of the insurance litigation settlement at the Ingalls segment in second quarter 2015. Adjusted segment operating income (loss) is defined as segment operating income (loss) adjusted for the impacts of the insurance litigation settlement at the Ingalls segment and the goodwill impairment charge at the Other segment in second quarter 2015. Adjusted segment operating margin is defined as adjusted segment operating income (loss) as a percentage of adjusted sales and service revenues. Adjusted operating income is defined as operating income adjusted for the impacts of the insurance litigation settlement at the Ingalls segment and the goodwill impairment charge at the Other segment, each in second quarter 2015. Adjusted operating margin is defined as adjusted operating income as a percentage of adjusted sales and service revenues. Adjusted net earnings is defined as net earnings adjusted for the after-tax impacts: of the loss on early extinguishment of debt in third quarter 2015, the insurance litigation settlement at the Ingalls segment and the goodwill impairment charge at the Other segment, each in second quarter 2015; and the FAS/CAS Adjustment. Adjusted diluted earnings per share is defined as adjusted net earnings divided by the weighted-average diluted common shares outstanding. FAS/CAS Adjustment is defined as the difference between our pension and postretirement plan expense under GAAP Financial Accounting Standards and the same expense under U.S. Cost Accounting Standards (CAS). Our pension and postretirement plan expense is charged to our contracts under CAS. Deferred state income taxes are defined as the change in deferred state tax assets and liabilities in the relevant period. These amounts are recorded within operating income, while the current period state income tax expenses are charged to contract costs and included in segment operating income. Free cash flow is defined as net cash provided by (used in) operating activities less capital expenditures. We present financial measures adjusted for the FAS/CAS Adjustment and deferred state income tax to reflect the company’s performance based upon the pension costs and state tax expense charged to our contracts under CAS. We use these adjusted measures as internal measures of operating performance and for performance-based compensation decisions.

14 Reconciliation – Segment Operating Income & Segment Operating Margin ($ in millions) 2016 2015 2016 2015 Ingalls revenues 577$ 593$ 1,748$ 1,608$ Newport News revenues 1,072 1,177 3,315 3,404 Other revenues 33 30 84 105 Intersegment eliminations 1 — (1) (2) Sales and Service Revenues 1,683 1,800 5,146 5,115 Segment Operating Income Ingalls 66 77 236 320 As a percentage of Ingalls revenues 11.4% 13.0% 13.5% 19.9 % Newport News 79 100 270 302 As a percentage of Newport News revenues 7.4% 8.5% 8.1% 8.9 % Other (5) (5) (16) (79) As a percentage of Other revenues (15.2)% (16.7)% (19.0)% (75.2)% Segment Operating Income 140 172 490 543 As a percentage of sales and service revenues 8.3% 9.6% 9.5% 10.6 % Non-segment factors affecting operating income: FAS/CAS Adjustment 37 27 107 82 Deferred state income taxes (2) 1 (7) — Operating Income 175 200 590 625 Interest expense (19) (25) (56) (73) Other, net 1 — (1) — Federal income taxes (50) (64) (157) (198) Net Earnings 107$ 111$ 376$ 354$ Three Months Ended Nine Months Ended September 30 September 30

15 Reconciliation – Adjusted Sales and Service Revenues ($ in millions) 2016 2015 2016 2015 Ingalls revenues 577$ 593$ 1,748$ 1,608$ Adjustment for insurance litigation settlement — — — 13 Adjusted Ingalls revenues 577 593 1,748 1,621 Newport News revenues 1,072 1,177 3,315 3,404 Other revenues 33 30 84 105 Intersegment eliminations 1 — (1) (2) Adjusted Sales and Service Revenues 1,683$ 1,800$ 5,146$ 5,128$ Three Months Ended Nine Months Ended September 30 September 30

16 Reconciliation – Adjusted Segment Operating Income & Adjusted Segment Operating Margin ($ in millions) 2016 2015 2016 2015 Operating income 175$ 200$ 590$ 625$ As a percentage of sales and service revenues 10.4% 11.1% 11.5% 12.2 % Non-segment factors affecting operating income: FAS/CAS Adjustment (37) (27) (107) (82) Deferred state income taxes 2 (1) 7 — Unadjusted Segment Operating Income 140$ 172$ 490$ 543$ As a percentage of sales and service revenues 8.3% 9.6% 9.5% 10.6 % Adjustments affecting segment operating income (loss): Ingalls segment operating income 66$ 77$ 236$ 320$ Adjustment for insurance litigation settlement — — — (136) Adjusted Ingalls segment operating income 66 77 236 184 As a percentage of Ingalls adjusted revenues 11.4% 13.0% 13.5% 11.4 % Newport News segment operating income 79 100 270 302 As a percentage of Newport News revenues 7.4% 8.5% 8.1% 8.9 % Other segment operating (loss) (5) (5) (16) (79) Adjustment for goodwill impairment — — — 59 Adjusted Other segment operating (loss) (5) (5) (16) (20) As a percentage of Other revenues (15.2)% (16.7)% (19.0)% (19.0)% Adjusted Segment Operating Income 140$ 172$ 490$ 466$ As a percentage of adjusted sales and service revenues 8.3% 9.6% 9.5% 9.1 % September 30 September 30 Three Months Ended Nine Months Ended

17 Reconciliation – Adjusted Operating Income & Adjusted Operating Margin ($ in millions) 2016 2015 2016 2015 Operating income 175$ 200$ 590$ 625$ As a percentage of sales and service revenues 10.4% 11.1% 11.5% 12.2 % Adjustment for insurance litigation settlement — — — (136) Adjustment for goodwill impairment — — — 59 Adjusted Operating Income 175$ 200$ 590$ 548$ As a percentage of adjusted sales and service revenues 10.4% 11.1% 11.5% 10.7 % Three Months Ended Nine Months Ended September 30 September 30

18 Reconciliation – Adjusted Net Earnings & Adjusted Diluted EPS 18 ($ in millions) 2016 2015 2016 2015 Net Earnings 107$ 111$ 376$ 354$ After-tax adjustment for insurance litigation settlement (1) — — — (88) After-tax adjustment for goodwill impairment charge (2) — — — 47 After-tax adjustment for loss on early extinguishment of debt (3) — 3 — 3 After-tax adjustment for FAS/CAS Adjustment (4) (24) (18) (70) (53) Adjusted Net Earnings 83$ 96$ 306$ 263$ Three Months Ended Nine Months Ended September 30 September 30 2016 2015 2016 2015 Diluted e rnings per share 2. 7$ 2.29$ 7.93$ 7.28$ fter-tax insurance litigation settlement per share (1) — — — (1.81) After-tax impairment of goodwill per share (2) — — — 0.97 After-tax loss on early extinguishment of debt per share (3) — 0.06 — 0.06 After-tax FAS/CAS Adjustment per share (4) (0.51) (0.37) (1.48) (1.09) Adjusted Diluted EPS 1.76$ 1.98$ 6.45$ 5.41$ Three Months Ended Nine Months Ended September 30 September 30

19 Reconciliation – Adjusted Net Earnings & Adjusted Diluted EPS Cont’d 19 *The income tax impact is calculated using the tax rate in effect for the relevant non-GAAP adjustment. **Amounts may not recalculate exactly due to rounding. 2016 2015 2016 2015 (1) Insurance litigation settlement — — — (136)$ Tax effect at 35% statutory rate* — — — 48 After-tax effect — — — (88)$ Weighted-Average Diluted Shares Outstanding 47.2 48.4 47.4 48.6 Per share impact** — — — (1.81)$ (2) Goodwill impairment charge — — — 59$ Discrete federal tax impact* — — — (12) After-tax effect — — — 47$ Weighted-Average Diluted Shares Outstanding 47.2 48.4 47.4 48.6 Per share impact** — — — 0.97$ (3) Loss on early extinguishment of debt — 5$ — 5$ Tax effect at 35% statutory rate* — (2) — (2) After-tax effect — 3$ — 3$ Weighted-Average Diluted Shares Outstanding 47.2 48.4 47.4 48.6 Per share impact** — 0.06$ — 0.06$ (4) FAS/CAS Adjustment (37)$ (27)$ (107)$ (82)$ Tax effect at 35% statutory rate* 13 9 37 29 After-tax effect (24)$ (18)$ (70)$ (53)$ Weighted-Average Diluted Shares Outstanding 47.2 48.4 47.4 48.6 Per share impact** (0.51)$ (0.37)$ (1.48)$ (1.09)$ September 30 September 30 Three Months Ended Nine Months Ended

20 Reconciliation – Free Cash Flow 20 ($ in millions) 2016 2015 2016 2015 Net cash provided by (used in) operating activities 254$ 252$ 477$ 428$ Less: Capital expenditures (60) (37) (145) (86) Free cash flow 194$ 215$ 332$ 342$ September 30 September 30 Nine Months EndedThree Months Ended